UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

TRANS WORLD ENTERTAINMENT
CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 21, 2014, the Company issued a press release announcing its financial results for its fiscal second quarter ended August 2, 2014.  A copy of the Company’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.2 is the transcript for the earnings conference call of the Company held on August 21, 2014. The information in this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. Furthermore, such information, including Exhibit 99.2 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Certain information contained in this Current Report on Form 8-K, including information in Exhibit 99.2 hereto, is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning results of operations and the Company’s strategies. The Company cautions that there are factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of the Company; accordingly, there can be no assurance that such suggested results will be realized. For a list of the Company’s risk factors, see the Company’s annual filing on Form 10-K with the Securities and Exchange Commission for the year ended February 1, 2014.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit No.	Description
99.1	Trans World Entertainment Corporation Press Release dated August 21, 2014.

99.2	Trans World Entertainment Corporation Transcript for Earnings Call held on August 21, 2014.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: August 22, 2014	/s/ John Anderson
John Anderson
Chief Financial Officer
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EXHIBIT INDEX

Exhibit No.	Description
99.1	Trans World Entertainment Corporation Press Release dated August 21, 2014.

99.2	Trans World Entertainment Corporation Transcript of Earnings Call held on August 21, 2014.